Exhibit 99.2

Reported Consolidated Results

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$3,713,156	$1,703,130
Short-term investments	880,875	2,218,108
Accounts receivable, net	101,927	69,940
Mortgage loans held for sale	171,450	330,758
Inventory	1,169,601	491,293
Prepaid expenses and other current assets	107,687	75,846
Restricted cash	141,024	75,805
Total current assets	6,285,720	4,964,880
Contract cost assets	47,938	50,719
Property and equipment, net	189,950	196,152
Right of use assets	175,058	187,960
Goodwill	1,984,907	1,984,907
Intangible assets, net	81,362	94,767
Other assets	10,486	7,175
Total assets	$8,775,421	$7,486,560
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$15,640	$18,974
Accrued expenses and other current liabilities	175,876	94,487
Accrued compensation and benefits	55,564	47,666
Borrowings under credit facilities	987,832	670,209
Deferred revenue	53,547	48,995
Lease liabilities, current portion	27,963	28,310
Convertible senior notes, current portion	330,095	—
Total current liabilities	1,646,517	908,641
Lease liabilities, net of current portion	193,891	207,723
Convertible senior notes, net of current portion	1,276,487	1,613,523
Other long-term liabilities	14,411	14,857
Total liabilities	3,131,306	2,744,744
Shareholders’ equity:
Class A common stock	6	6
Class B common stock	1	1
Class C capital stock	18	17
Additional paid-in capital	6,721,435	5,880,883
Accumulated other comprehensive income	305	164
Accumulated deficit	(1,077,650)	(1,139,255)
Total shareholders’ equity	5,644,115	4,741,816
Total liabilities and shareholders’ equity	$8,775,421	$7,486,560

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue:
Homes	$777,145	$454,252	$1,481,297	$1,224,125
IMT	476,090	280,339	922,418	611,005
Mortgages	56,745	33,761	124,705	59,043
Total revenue	1,309,980	768,352	2,528,420	1,894,173
Cost of revenue (1):
Homes	707,522	434,900	1,352,125	1,170,659
IMT	43,444	45,354	90,481	95,407
Mortgages	20,619	7,229	40,299	13,815
Total cost of revenue	771,585	487,483	1,482,905	1,279,881
Gross profit	538,395	280,869	1,045,515	614,292
Operating expenses:
Sales and marketing (1)	229,434	160,667	427,389	369,111
Technology and development (1)	128,463	97,507	248,764	197,988
General and administrative (1)	115,102	85,380	215,556	177,580
Impairment costs	—	—	—	76,800
Acquisition-related costs	3,671	—	4,488	—
Total operating expenses	476,670	343,554	896,197	821,479
Income (loss) from operations	61,725	(62,685)	149,318	(207,187)
Gain (loss) on extinguishment of debt	(931)	6,391	(2,334)	6,391
Other income	1,587	10,115	4,026	19,708
Interest expense	(39,430)	(37,590)	(78,985)	(75,182)
Income (loss) before income taxes	22,951	(83,769)	72,025	(256,270)
Income tax benefit (expense)	(13,310)	(679)	(10,420)	8,549
Net income (loss)	$9,641	$(84,448)	$61,605	$(247,721)
Net income (loss) per share:
Basic	$0.04	$(0.38)	$0.25	$(1.15)
Diluted	$0.04	$(0.38)	$0.24	$(1.15)
Weighted-average shares outstanding:
Basic	248,152	219,467	245,763	215,070
Diluted	261,496	219,467	260,484	215,070
(1) Includes share-based compensation expense as follows:
Cost of revenue	$2,972	$1,364	$5,660	$2,766
Sales and marketing	13,350	9,116	23,237	16,109
Technology and development	34,951	21,421	61,042	40,109
General and administrative	37,122	20,450	62,129	37,162
Total	$88,395	$52,351	$152,068	$96,146
Other Financial Data:
Income (loss) before income taxes:
Homes segment	$(59,346)	$(80,058)	$(117,820)	$(178,016)
IMT segment	133,573	19,166	277,148	(22,341)
Mortgages segment	(17,685)	(240)	(19,505)	(13,385)
Corporate items (2)	(33,591)	(22,637)	(67,798)	(42,528)
Total income (loss) before income taxes	$22,951	$(83,769)	$72,025	$(256,270)
Adjusted EBITDA: (3):
Homes segment	$(29,092)	$(60,908)	$(63,040)	$(135,903)
IMT segment	217,763	71,862	426,346	157,579
Mortgages segment	(5,897)	4,885	450	(718)
Total Adjusted EBITDA	$182,774	$15,839	$363,756	$20,958
(2) Certain corporate items are not directly attributable to any of our segments, including the gain (loss) on extinguishment of debt, interest income earned on our short-term investments included in other income and interest costs on our convertible senior notes included in interest expense.
(3) Adjusted EBITDA is a non-GAAP financial measure; it is not calculated or presented in accordance with U.S. generally accepted accounting principles, or GAAP. See Exhibit 99.1 for more information regarding our presentation of Adjusted EBITDA and for a reconciliation of Adjusted EBITDA to net income (loss) on a consolidated basis and income (loss) before income taxes for each segment, the most directly comparable GAAP financial measures, for each of the periods presented.

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended June 30,
	2021	2020
Operating activities
Net income (loss)	$61,605	$(247,721)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	57,882	55,199
Share-based compensation	152,068	96,146
Amortization of right of use assets	12,902	12,731
Amortization of contract cost assets	20,188	17,070
Amortization of debt discount and debt issuance costs	50,372	47,746
Loss (gain) on extinguishment of debt	2,334	(6,391)
Impairment costs	—	76,800
Deferred income taxes	—	(8,549)
Other adjustments to reconcile net income (loss) to cash provided by (used in) operating activities	8,271	(975)
Changes in operating assets and liabilities:
Accounts receivable	(32,811)	(1,487)
Mortgage loans held for sale	159,308	(38,514)
Inventory	(677,746)	701,145
Prepaid expenses and other assets	(35,788)	(771)
Contract cost assets	(17,407)	(19,608)
Lease liabilities	(14,179)	(495)
Accounts payable	2,676	7,504
Accrued expenses and other current liabilities	80,819	(8,741)
Accrued compensation and benefits	7,898	(3,285)
Deferred revenue	4,552	4,767
Other long-term liabilities	(446)	10,049
Net cash provided by (used in) operating activities	(157,502)	692,620
Investing activities
Proceeds from maturities of investments	1,329,552	701,266
Proceeds from sales of investments	—	116,394
Purchases of investments	—	(1,026,233)
Purchases of property and equipment	(24,137)	(54,653)
Purchases of intangible assets	(10,407)	(11,408)
Proceeds from sale of equity investment	—	10,000
Net cash provided by (used in) investing activities	1,295,008	(264,634)
Financing activities
Proceeds from issuance of convertible senior notes, net of issuance costs	—	553,282
Proceeds from issuance of Class C capital stock, net of issuance costs	544,557	411,522
Proceeds from borrowings on credit facilities	610,118	43,200
Repayments of borrowings on credit facilities	(146,839)	(617,506)
Net borrowings (repayments) on warehouse line of credit and repurchase agreements	(145,656)	39,387
Repurchase of convertible senior notes	—	(194,670)
Proceeds from exercise of stock options	75,685	184,984
Value of equity awards withheld for tax liability	(126)	—
Net cash provided by financing activities	937,739	420,199
Net increase in cash, cash equivalents and restricted cash during period	2,075,245	848,185
Cash, cash equivalents and restricted cash at beginning of period	1,778,935	1,230,909
Cash, cash equivalents and restricted cash at end of period	$3,854,180	$2,079,094
Supplemental disclosures of cash flow information
Cash paid for interest	$27,773	$29,201
Noncash transactions:
Capitalized share-based compensation	$8,665	$8,490
Write-off of fully depreciated property and equipment	$24,345	$6,942
Write-off of fully amortized intangible assets	$3,782	$—
Property and equipment purchased on account	$1,352	$5,305

Non-GAAP Net Income (Loss) per Share
Our presentation of non-GAAP net income (loss) per share excludes the impact of share-based compensation expense, impairment costs, acquisition-related costs, the gain (loss) on extinguishment of debt and income taxes. This measure is not a key metric used by our management and board of directors to measure operating performance or otherwise manage the business. However, we provide non-GAAP net income (loss) per share as supplemental information to investors, as we believe the exclusion of share-based compensation expense, impairment costs, acquisition-related costs, the gain (loss) on extinguishment of debt and income taxes facilitates investors’ operating performance comparisons on a period-to-period basis. You should not consider non-GAAP net income (loss) per share in isolation or as a substitute for analysis of our results as reported under GAAP.

The following table sets forth a reconciliation of non-GAAP net income (loss), adjusted, to net income (loss), as reported on a GAAP basis, and the calculation of non-GAAP net income (loss) per share - basic and diluted, for each of the periods presented (in thousands, except per share data, unaudited):

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net income (loss), as reported	$9,641	$(84,448)	$61,605	$(247,721)
Share-based compensation	88,395	52,351	152,068	96,146
Impairment costs	—	—	—	76,800
Acquisition-related costs	3,671	—	4,488	—
Loss (gain) on extinguishment of debt	931	(6,391)	2,334	(6,391)
Income taxes	13,310	679	10,420	(8,549)
Net income (loss), adjusted	$115,948	$(37,809)	$230,915	$(89,715)
Non-GAAP net income (loss) per share:
Basic	$0.47	$(0.17)	$0.94	$(0.42)
Diluted	$0.44	$(0.17)	$0.89	$(0.42)
Weighted-average shares outstanding:
Basic	248,152	219,467	245,763	215,070
Diluted	261,496	219,467	260,484	215,070
Diluted non-GAAP net income (loss) per share for the periods presented is calculated using diluted weighted-average shares outstanding, which includes potential shares of Class A common stock and Class C capital stock for the periods in which their effect would have been dilutive. The potential shares of Class A common stock and Class C capital stock were excluded from the calculation of non-GAAP net income (loss) per share for certain periods presented if their effect would have been antidilutive. The following table reconciles the denominators used in the basic and diluted non-GAAP net income (loss) per share calculations (in thousands, unaudited):

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Denominator for basic calculation	248,152	219,467	245,763	215,070
Effect of dilutive securities:
Option awards	10,472	—	11,450	—
Unvested restricted stock units	2,872	—	3,271	—
Denominator for dilutive calculation	261,496	219,467	260,484	215,070

Segment Results of Operations
The following tables present our segment results for the periods presented (in thousands, unaudited):

	Three Months Ended June 30, 2021			Three Months Ended June 30, 2020
	Homes	IMT	Mortgages	Homes	IMT	Mortgages
Revenue	$777,145	$476,090	$56,745	$454,252	$280,339	$33,761
Cost of revenue	707,522	43,444	20,619	434,900	45,354	7,229
Gross profit	69,623	432,646	36,126	19,352	234,985	26,532
Operating expenses:
Sales and marketing	65,791	136,620	27,023	47,539	101,458	11,670
Technology and development	30,328	89,838	8,297	26,155	65,890	5,462
General and administrative	27,824	68,944	18,334	21,891	53,771	9,718
Acquisition-related costs	—	3,671	—	—	—	—
Total operating expenses	123,943	299,073	53,654	95,585	221,119	26,850
Income (loss) from operations	(54,320)	133,573	(17,528)	(76,233)	13,866	(318)
Segment other income	—	—	1,006	—	5,300	385
Segment interest expense	(5,026)	—	(1,163)	(3,825)	—	(307)
Income (loss) before income taxes (1)	$(59,346)	$133,573	$(17,685)	$(80,058)	$19,166	$(240)

	Six Months Ended June 30, 2021			Six Months Ended June 30, 2020
	Homes	IMT	Mortgages	Homes	IMT	Mortgages
Revenue	$1,481,297	$922,418	$124,705	$1,224,125	$611,005	$59,043
Cost of revenue	1,352,125	90,481	40,299	1,170,659	95,407	13,815
Gross profit	129,172	831,937	84,406	53,466	515,598	45,228
Operating expenses:
Sales and marketing	120,810	254,227	52,352	119,457	225,019	24,635
Technology and development	63,497	168,482	16,785	54,815	131,865	11,308
General and administrative	53,347	127,592	34,617	45,301	112,455	19,824
Impairment costs	—	—	—	—	73,900	2,900
Acquisition-related costs	—	4,488	—	—	—	—
Total operating expenses	237,654	554,789	103,754	219,573	543,239	58,667
Income (loss) from operations	(108,482)	277,148	(19,348)	(166,107)	(27,641)	(13,439)
Segment other income	—	—	2,738	—	5,300	587
Segment interest expense	(9,338)	—	(2,895)	(11,909)	—	(533)
Income (loss) before income taxes (1)	$(117,820)	$277,148	$(19,505)	$(178,016)	$(22,341)	$(13,385)

(1) The following table presents the reconciliation of total segment income (loss) before income taxes to consolidated income (loss) before income taxes for the periods presented (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Total segment income (loss) before income taxes	$56,542	$(61,132)	$139,823	$(213,742)
Corporate interest expense	(33,241)	(33,458)	(66,752)	(62,740)
Corporate other income	581	4,430	1,288	13,821
Gain (loss) on extinguishment of debt	(931)	6,391	(2,334)	6,391
Consolidated income (loss) before income taxes	$22,951	$(83,769)	$72,025	$(256,270)

Certain corporate items are not directly attributable to any of our segments, including the gain (loss) on extinguishment of debt, interest income earned on our short-term investments included in other income and interest costs on our convertible senior notes included in interest expense.

Key Metrics
The following table presents our visits and average monthly unique users for each of the periods presented (in millions):

	Three Months Ended June 30,		2020 to 2021 % Change
	2021	2020
Visits (1)	2,750.2	2,491.1	10%
Average monthly unique users (2)	228.8	218.1	5%
(1)Visits includes visits to the Zillow, Trulia and StreetEasy mobile apps and websites. We measure Zillow and StreetEasy visits with Google Analytics and Trulia visits with Adobe Analytics.
(2)Zillow, StreetEasy and HotPads measure unique users with Google Analytics, and Trulia measures unique users with Adobe Analytics.

The following table presents the number of homes sold through Zillow Offers for the periods presented:

	Three Months Ended June 30,		2020 to 2021 % Change
	2021	2020
Number of homes sold	2,086	1,437	45%

The following table presents loan origination volume by purpose and in total for Zillow Home Loans for the periods presented (in thousands):

	Three Months Ended June 30,		2020 to 2021 % Change
	2021	2020
Purchase loan origination volume	$230,012	$120,831	90%
Refinance loan origination volume	657,928	147,475	346%
Total loan origination volume	$887,940	$268,306	231%

Non-GAAP Average Return on Homes Sold After Interest Expense

To provide investors with additional information regarding our Zillow Offers financial results, this Exhibit includes a calculation of Average Return on Homes Sold After Interest Expense, which is a non-GAAP financial measure. We have provided a reconciliation of Average Return on Homes Sold After Interest Expense to the most directly comparable GAAP financial measure, which is average gross profit per home for the Zillow Offers business.
We believe that Average Return on Homes Sold After Interest Expense is a useful financial measure to investors as it is one of the primary measures used by management in making investment decisions, measuring unit level economics and evaluating operating performance for the Zillow Offers business. The measure is intended to convey the unit level economics of homes sold during the period by presenting the average revenue and associated expenses directly attributed to the homes sold. We believe this average per unit measure facilitates meaningful period over period comparisons notwithstanding variability in the number of homes sold during a period and indicates ability to generate average returns on assets sold after considering home purchase costs, renovation costs, holding costs and selling costs.

We calculate the Average Return on Homes Sold After Interest Expense as revenue associated with homes sold during the period less direct costs attributable to those homes divided by the number of homes sold during the period. Specifically, direct costs include, with respect to each home sold during the period (1) home acquisition and renovation costs, which in turn include certain labor costs directly associated with these activities; (2) holding and selling costs; and (3) interest costs incurred.

Included in direct holding and interest expense amounts for the periods presented are holding and interest costs recorded as period expenses in prior periods associated with homes sold in the presented period, which are not calculated in accordance with, or as an alternative for, GAAP and should not be considered in isolation or as a substitute for results reported under GAAP. Excluded from certain of these direct cost amounts are costs recorded in the presented period related to homes that remain in inventory at the end of the period, as shown in the tables below. We make these period adjustments because we believe presenting Average Return on Homes Sold After Interest Expense in this manner provides a focused view on a subset of our assets - homes sold during the period - and reflecting costs associated with those homes sold from the time we acquire to the time we sell the home, which may be useful to investors.

Average Return on Homes Sold After Interest Expense is intended to illustrate the performance of homes sold during the period and is not intended to be a segment or company performance metric. Average Return on Homes Sold After Interest Expense is a supplemental measure of operating performance for a subset of assets and has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Average Return on Homes Sold After Interest Expense does not reflect capital expenditure requirements for such replacements or for new capital expenditure requirements;
•Average Return on Homes Sold After Interest Expense does not consider the potentially dilutive impact of share-based compensation;
•Average Return on Homes Sold After Interest Expense does not include period costs that were not eligible for inventory capitalization associated with homes held in inventory at the end of the period;
•Average Return on Homes Sold After Interest Expense does not reflect indirect expenses included in cost of revenue, sales and marketing, technology and development, or general and administrative expenses, some of which are recurring cash expenditures necessary to operate the business; and
•Average Return on Homes Sold After Interest Expense does not reflect income taxes.

On a GAAP basis, Zillow Offers average gross profit per home was $33,849 and $14,409 for three months ended June 30, 2021 and 2020, respectively.

The following table presents the total return on homes sold after interest expense and the Average Return on Homes Sold After Interest Expense for the periods presented (unaudited):

	Three Months Ended June 30, 2021		Three Months Ended June 30, 2020
	Total	Average Per Home	Total	Average Per Home
Homes sold	2,086		1,437
Zillow Offers revenue	$772,030,000	$370,101	$453,816,000	$315,808
Operating costs:
Home acquisition costs (1)	672,592,000	322,432	409,509,000	284,975
Renovation costs (1)	20,862,000	10,001	22,773,000	15,848
Holding costs (1)(2)	4,527,000	2,170	5,987,000	4,166
Selling costs	29,544,000	14,163	19,570,000	13,619
Total operating costs	727,525,000	348,766	457,839,000	318,608
Interest expense (1)(2)	3,545,000	1,699	5,948,000	4,139
Return on homes sold after interest expense	$40,960,000	$19,636	$(9,971,000)	$(6,939)
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $1.7 million and $1.3 million, respectively, of costs incurred in prior periods associated with homes sold in the second quarter of 2021 and $3.9 million and $3.8 million, respectively, of costs incurred in prior periods associated with homes sold in the second quarter of 2020.

The calculation of Average Return on Homes Sold After Interest Expense includes only those expenses directly attributed to the homes sold during the period. To arrive at return on homes sold after interest expense, the Company deducts from Zillow Offers gross profit (1) holding costs incurred in the presented period and prior periods for homes sold during the presented period that are included in sales and marketing expense, (2) selling costs incurred in the presented period for homes sold during the presented period that are included in sales and marketing expense and (3) interest expense incurred in the presented period and prior periods for homes sold during the presented period. The Company adds to Zillow Offers gross profit (1) inventory valuation adjustments recorded during the presented period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, and indirect expenses included in cost of revenue and (2) share-based compensation expense and depreciation and amortization expense included in cost of revenue. The following table presents the calculation of Zillow Offers average gross profit per home and Average Return on Homes Sold After Interest Expense and a reconciliation of return on homes sold after interest expense to Zillow Offers gross profit for the periods presented (unaudited):

	Three Months Ended June 30,
Calculation of Average Gross Profit per Home	2021	2020
Zillow Offers revenue	$772,030,000	$453,816,000
Zillow Offers cost of revenue	701,420,000	433,110,000
Zillow Offers gross profit	$70,610,000	$20,706,000
Homes sold	2,086	1,437
Average Zillow Offers gross profit per home	$33,849	$14,409
Reconciliation of Non-GAAP Measure to Nearest GAAP Measure
Zillow Offers gross profit	$70,610,000	$20,706,000
Holding costs included in sales and marketing (1)	(3,841,000)	(5,987,000)
Selling costs included in sales and marketing (2)	(29,544,000)	(19,570,000)
Interest expense (3)	(3,545,000)	(5,948,000)
Direct and indirect expenses included in cost of revenue (4)	3,953,000	(890,000)
Share-based compensation and depreciation and amortization included in cost of revenue	3,327,000	1,718,000
Return on homes sold after interest expense	$40,960,000	$(9,971,000)
Homes sold	2,086	1,437
Average return on homes sold after interest expense	$19,636	$(6,939)
(1) Amount represents holding costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period and prior periods. These costs primarily include homeowners association dues, property taxes, insurance, utilities, and cleaning and maintenance costs incurred during the time a home is held for sale after the renovation period is complete. On a GAAP basis, the Company incurred a total of $5.3 million and $2.6 million of holding costs included in sales and marketing expense for the three months ended June 30, 2021 and 2020, respectively.
(2) Amount represents selling costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period. These costs primarily include agent commissions paid upon the sale of a home.
(3) Amount represents interest expense incurred related to homes sold in the presented period that was not eligible for inventory capitalization and was therefore expensed as a period cost in the presented period and prior periods.
(4) Amount includes inventory valuation adjustments recorded during the period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, holding costs incurred in the renovation period that are eligible for inventory capitalization and are expensed in the period presented when the associated home is sold, as well as corporate costs allocated to Zillow Offers such as headcount expenses and hosting-related costs related to the operation of our website.

On a GAAP basis, Zillow Offers average gross profit per home was $32,296 and $14,579 for six months ended June 30, 2021 and 2020, respectively.

The following table presents the total return on homes sold after interest expense and the Average Return on Homes Sold After Interest Expense for the periods presented (unaudited):

	Six Months Ended June 30, 2021		Six Months Ended June 30, 2020
	Total	Average Per Home	Total	Average Per Home
Homes sold	4,051		3,831
Zillow Offers revenue	$1,473,004,000	$363,615	$1,222,928,000	$319,219
Operating costs:
Home acquisition costs (1)	1,282,786,000	316,659	1,099,163,000	286,913
Renovation costs (1)	41,684,000	10,290	59,364,000	15,496
Holding costs (1)(2)	9,079,000	2,241	15,605,000	4,073
Selling costs	56,455,000	13,936	52,483,000	13,699
Total operating costs	1,390,004,000	343,126	1,226,615,000	320,181
Interest expense (1)(2)	7,390,000	1,824	17,004,000	4,439
Return on homes sold after interest expense	$75,610,000	$18,665	$(20,691,000)	$(5,401)
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $1.2 million and $1.6 million, respectively, of costs incurred in prior periods associated with homes sold in the six months ended June 30, 2021 and $6.4 million and $8.1 million, respectively, of costs incurred in prior periods associated with homes sold in the six months ended June 30, 2020.

The calculation of Average Return on Homes Sold After Interest Expense includes only those expenses directly attributed to the homes sold during the period. To arrive at return on homes sold after interest expense, the Company deducts from Zillow Offers gross profit (1) holding costs incurred in the presented period and prior periods for homes sold during the presented period that are included in sales and marketing expense, (2) selling costs incurred in the presented period for homes sold during the presented period that are included in sales and marketing expense and (3) interest expense incurred in the presented period and prior periods for homes sold during the presented period. The Company adds to Zillow Offers gross profit (1) inventory valuation adjustments recorded during the presented period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, and indirect expenses included in cost of revenue and (2) share-based compensation expense and depreciation and amortization expense included in cost of revenue. The following table presents the calculation of Zillow Offers average gross profit per home and Average Return on Homes Sold After Interest Expense and a reconciliation of return on homes sold after interest expense to Zillow Offers gross profit for the periods presented (unaudited):

	Six Months Ended June 30,
Calculation of Average Gross Profit per Home	2021	2020
Zillow Offers revenue	$1,473,004,000	$1,222,928,000
Zillow Offers cost of revenue	1,342,172,000	1,167,076,000
Zillow Offers gross profit	$130,832,000	$55,852,000
Homes sold	4,051	3,831
Average Zillow Offers gross profit per home	$32,296	$14,579
Reconciliation of Non-GAAP Measure to Nearest GAAP Measure
Zillow Offers gross profit	$130,832,000	$55,852,000
Holding costs included in sales and marketing (1)	(7,718,000)	(15,605,000)
Selling costs included in sales and marketing (2)	(56,455,000)	(52,483,000)
Interest expense (3)	(7,390,000)	(17,004,000)
Direct and indirect expenses included in cost of revenue (4)	10,370,000	4,544,000
Share-based compensation and depreciation and amortization included in cost of revenue	5,971,000	4,005,000
Return on homes sold after interest expense	$75,610,000	$(20,691,000)
Homes sold	4,051	3,831
Average return on homes sold after interest expense	$18,665	$(5,401)
(1) Amount represents holding costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period and prior periods. These costs primarily include homeowners association dues, property taxes, insurance, utilities, and cleaning and maintenance costs incurred during the time a home is held for sale after the renovation period is complete. On a GAAP basis, the Company incurred a total of $9.2 million and $7.9 million of holding costs included in sales and marketing expense for the six months ended June 30, 2021 and 2020, respectively.
(2) Amount represents selling costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period. These costs primarily include agent commissions paid upon the sale of a home.
(3) Amount represents interest expense incurred related to homes sold in the presented period that was not eligible for inventory capitalization and was therefore expensed as a period cost in the presented period and prior periods.
(4) Amount includes inventory valuation adjustments recorded during the period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, holding costs incurred in the renovation period that are eligible for inventory capitalization and are expensed in the period presented when the associated home is sold, as well as corporate costs allocated to Zillow Offers such as headcount expenses and hosting-related costs related to the operation of our website.

Zillow Offers Supplemental Information

The weighted average days held for homes in inventory as of June 30, 2021 was 29 days. The weighted average days held for homes sold during the three and six month periods ended June 30, 2021 was 66 days and 70 days, respectively.

The following table presents information on the geographic concentration of homes by state for each state where the value of homes in inventory exceeds 10% of our total inventory as of the date presented (in thousands, except number of homes and percentage of inventory, unaudited):

June 30, 2021
Geography	Number of Homes	Inventory Balance	% of Total Inventory
California	447	$270,366	23%
Texas	588	180,933	15
Florida	606	179,439	15
Georgia	390	118,617	10
All other states	1,111	420,246	37
Total	3,142	$1,169,601	100%

Selected Historical Data

Beginning with the three and six month periods ended June 30, 2021, we present a gross profit subtotal in our condensed consolidated statements of operations, which requires certain depreciation expense and amortization expense to be included within cost of revenue. To effect the presentation of gross profit, certain reclassifications have been made in the condensed consolidated statements of operations to conform data for prior periods to the current format.

The following tables set forth selected recast statements of operations information for the periods presented (in thousands, unaudited):

	Three Months Ended March 31, 2021
	Homes	IMT	Mortgages	Consolidated
Revenue	$704,152	$446,328	$67,960	$1,218,440
Cost of revenue	644,603	47,037	19,680	711,320
Gross profit	59,549	399,291	48,280	507,120
Operating expenses:
Sales and marketing	55,019	117,607	25,329	197,955
Technology and development	33,169	78,644	8,488	120,301
General and administrative	25,523	58,648	16,283	100,454
Acquisition-related costs	—	817	—	817
Total operating expenses	$113,711	$255,716	$50,100	$419,527

	Three Months Ended
	December 31, 2020				September 30, 2020				June 30, 2020				March 31, 2020
	Homes	IMT	Mortgages	Consolidated	Homes	IMT	Mortgages	Consolidated	Homes	IMT	Mortgages	Consolidated	Homes	IMT	Mortgages	Consolidated
Revenue	$304,145	$423,838	$60,969	$788,952	$187,105	$415,389	$54,198	$656,692	$454,252	$280,339	$33,761	$768,352	$769,873	$330,666	$25,282	$1,125,821
Cost of revenue	281,040	47,698	14,000	342,738	183,056	49,992	10,725	243,773	434,900	45,354	7,229	487,483	735,759	50,053	6,586	792,398
Gross profit	23,105	376,140	46,969	446,214	4,049	365,397	43,473	412,919	19,352	234,985	26,532	280,869	34,114	280,613	18,696	333,423
Operating expenses:
Sales and marketing	38,647	107,598	19,869	166,114	32,714	107,900	15,280	155,894	47,539	101,458	11,670	160,667	71,918	123,561	12,965	208,444
Technology and development	26,375	64,337	6,698	97,410	25,028	64,075	5,671	94,774	26,155	65,890	5,462	97,507	28,660	65,975	5,846	100,481
General and administrative	21,406	58,836	13,096	93,338	20,327	53,466	12,011	85,804	21,891	53,771	9,718	85,380	23,410	58,684	10,106	92,200
Impairment costs	—	—	—	—	—	—	—	—	—	—	—	—	—	73,900	2,900	76,800
Total operating expenses	$86,428	$230,771	$39,663	$356,862	$78,069	$225,441	$32,962	$336,472	$95,585	$221,119	$26,850	$343,554	$123,988	$322,120	$31,817	$477,925

	Three Months Ended
	December 31, 2019				September 30, 2019				June 30, 2019				March 31, 2019
	Homes	IMT	Mortgages	Consolidated	Homes	IMT	Mortgages	Consolidated	Homes	IMT	Mortgages	Consolidated	Homes	IMT	Mortgages	Consolidated
Revenue	$603,228	$319,665	$21,054	$943,947	$384,626	$335,290	$25,292	$745,208	$248,924	$323,669	$26,985	$599,578	$128,472	$298,272	$27,360	$454,104
Cost of revenue	585,143	47,554	6,174	638,871	373,029	50,093	6,601	429,723	242,861	49,277	6,394	298,532	123,431	46,961	6,581	176,973
Gross profit	18,085	272,111	14,880	305,076	11,597	285,197	18,691	315,485	6,063	274,392	20,591	301,046	5,041	251,311	20,779	277,131
Operating expenses:
Sales and marketing	64,176	112,411	11,283	187,870	49,186	121,896	13,646	184,728	37,255	139,154	14,407	190,816	20,954	130,012	14,251	165,217
Technology and development	24,136	61,176	6,681	91,993	18,423	65,532	6,791	90,746	16,225	67,342	6,086	89,653	11,178	61,914	5,439	78,531
General and administrative	27,052	62,303	9,632	98,987	22,169	55,716	10,567	88,452	17,806	54,658	10,358	82,822	14,356	70,837	10,565	95,758
Integration costs	—	—	—	—	—	—	5	5	—	—	293	293	—	—	352	352
Total operating expenses	$115,364	$235,890	$27,596	$378,850	$89,778	$243,144	$31,009	$363,931	$71,286	$261,154	$31,144	$363,584	$46,488	$262,763	$30,607	$339,858

	Three Months Ended
	December 31, 2018				September 30, 2018				June 30, 2018				March 31, 2018
	Homes	IMT	Mortgages	Consolidated	Homes	IMT	Mortgages	Consolidated	Homes	IMT	Mortgages	Consolidated	Homes	IMT	Mortgages	Consolidated
Revenue	$41,347	$300,708	$23,280	$365,335	$11,018	$313,638	$18,438	$343,094	$—	$305,941	$19,305	$325,246	$—	$280,856	$19,023	$299,879
Cost of revenue	39,540	47,696	7,606	94,842	10,369	52,150	2,718	65,237	32	51,510	2,863	54,405	140	51,785	3,168	55,093
Gross profit	1,807	253,012	15,674	270,493	649	261,488	15,720	277,857	(32)	254,431	16,442	270,841	(140)	229,071	15,855	244,786
Operating expenses:
Sales and marketing	10,099	121,948	10,226	142,273	4,649	121,287	6,562	132,498	2,095	142,043	7,663	151,801	290	132,969	8,246	141,505
Technology and development	8,736	66,288	5,412	80,436	5,986	63,207	3,799	72,992	3,759	59,840	3,826	67,425	2,176	52,530	3,861	58,567
General and administrative	10,039	57,230	7,474	74,743	6,010	60,672	4,054	70,736	4,175	52,438	3,965	60,578	1,784	50,161	4,106	56,051
Impairment costs	—	65,000	4,000	69,000	—	10,000	—	10,000	—	—	—	—	—	—	—	—
Acquisition-related costs	—	—	268	268	—	—	1,405	1,405	—	—	632	632	—	27	—	27
Integration costs	—	—	1,492	1,492	—	—	523	523	—	—	—	—	—	—	—	—
Total operating expenses	$28,874	$310,466	$28,872	$368,212	$16,645	$255,166	$16,343	$288,154	$10,029	$254,321	$16,086	$280,436	$4,250	$235,687	$16,213	$256,150